EXHIBIT 31.1.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Phillip G. Norton, certify that:

1.  I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of ePlus inc.; and

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: May 6, 2008                                                                            By:  /s/ Phillip G. Norton
              Phillip G. Norton
              Chairman of the Board, Chief Executive Officer and President